ASSIGNMENT OF CONTRACT AND ASSUMPTION OF LIABILITY


         THIS AGREEMENT is made as of the 18th day of October , 1999.


B  E  T  W  E  E  N :

         HIGH PERFORMANCE GROUP, INC.
         a corporation  incorporated under the laws of the State of Maryland

         (hereinafter called the "Assignor")


                                                              OF THE FIRST PART,

- and -

INFOCAST CORPORATION,
a corporation incorporated under the laws of the State of Nevada

(hereinafter called the "Assignee")

                                                             OF THE SECOND PART.

         WHEREAS R. Edward Turner, President of the Assignor, is an employee of the Assignee;

         AND WHEREAS the Assignor has agreed to assign all of its right, title and interest in various agreements, certain of which are set out in Schedule "A" annexed hereto (hereinafter collectively referred to as the "Agreements"), to the Assignee;

         NOW THEREFORE in consideration of the mutual covenants contained in this assignment and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

1.    Assignment
      ----------

         The Assignor hereby sells, transfers and assigns to the Assignee all of the Assignor's right, title and interest in, to and under the Agreements to have and to hold the same unto the Assignee, its successors and assigns as and with effect from October 18, 1999, subject to the covenants, conditions and provisions provided in each of the Agreements.

2.   Further Agreements
     ------------------

         While Mr. Edward Turner remains an employee of the Assignee, the Assignor hereby agrees to provide the Assignee with written notice of any further agreements entered into by the Assignor and upon receiving the written consent of the Assignee, the Assignor hereby agrees to transfer and assign to the Assignee all of the Assignor's right, title and interest in, to and under any further agreements entered into by the Assignor.

3.   Notification by the Assignor
     ----------------------------

         The Assignee may at any time notify the parties to the Agreements or any of them of the assignment thereof by the Assignor to the Assignee.

4.   Co-operation by the Assignor
     ----------------------------

         If, by operation of law or otherwise, it becomes necessary or desirable for the Assignee, in order to effectively pursue any remedy to secure the enjoyment of, or to enforce the benefit of, the Agreements, to pursue such remedy in the name, or with the concurrence, of the Assignor, the Assignor shall cooperate with the Assignee and shall facilitate the pursuit of such remedy by joining in such proceeding or by giving its concurrence, as the Assignee may require in the circumstances, If the Assignor fails to cooperate, the Assignee may pursue such remedy in the name of the Assignor and for such purpose the Assignor hereby appoints the Assignee and the Assignee's successors and assigns, as the Assignor's attorneys, with full power of substitution, in the name of the Assignor but on behalf of and for the benefit and at the expense of the Assignee, its successors and assigns, to execute and do any deeds, transfers, conveyances, assignments, assurances and things which the Assignor ought to do pursuant to the provisions hereof. This appointment, coupled with an interest, is irrevocable by the Assignor and shall not be revoked by the insolvency or bankruptcy of the Assignor or by the dissolution, liquidation or other termination of the existence of the Assignor or for any other reason.

5.   Further Assurances
     ------------------

         Each of the parties hereto shall promptly do, make, execute or deliver, or cause to be done, made, executed or delivered, all such further acts, documents and things as the other party hereto may reasonably require from time to time for the purpose of giving effect to this assignment and shall use its best efforts and take all such steps as may be reasonably within its power to implement to their full extent the provisions of this assignment.

6.  Enurement
    ---------

         This assignment shall enure to the benefit of and be binding upon the parties hereto and their successors and assigns, respectively.

7.  Capitalized Terms
    -----------------

         All capitalized terms used herein shall have meanings given such terms in the Purchase Agreement unless otherwise indicated herein.

8.  Governing Law

         The assignment shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

         IN WITNESS WHEREOF the parties hereto have executed this assignment on the day first written above.


                                      INFOCAST CORPORATION



                                      By:  /s/
                                         ---------------------------------------

                                         Name:   James W. Leech
                                         Title:  President



                                      HIGH PERFORMANCE GROUP, INC.



                                      By:  /s/
                                         ---------------------------------------
                                         Name:   Edward Turner
                                         Title:  President

                                  SCHEDULE "A"


1. An agreement dated September 24, 1998 between the Assignor and ITC Learning Corporation.

2. An agreement proposed to be entered into between the Assignor and the United States Department of Defense;

3. An agreement proposed to be entered into between the Assignor and the Chase Manhattan Bank;

4. Such further and other agreements as may be entered into by the Assignor, while Mr. Edward Turner remains an employee of the Assignee.